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                                                                    Exhibit 99.2

                  Certification of Chief Financial Officer of
                    Robbins & Myers, Inc. in accordance with
                 Section 906 of the Sarbanes-Oxley Act of 2002

I, Kevin J. Brown, Vice President and Chief Financial Officer of Robbins & Myers, Inc. ("the Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Quarterly Report on Form 10-Q of the Company for the period ended May 31, 2003 (the "Quarterly Report") fully complies with the requirements of section 33(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78c(d)) and

      2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 1, 2003

                                     /s/ Kevin J. Brown
                                     ---------------------------------
                                     Kevin J. Brown
                                     Vice President and
                                     Chief Financial Officer


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN FURNISHED TO ROBBINS & MYERS, INC. AND WILL BE RETAINED BY ROBBINS & MYERS, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

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